SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 16, 1999



                       United International Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-21974                       84-1116217
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
----------------------

     On June 15, 1999, United International Holdings, Inc., d/b/a UnitedGlobalCom, issued a press release announcing an unregistered offering of newly issued shares by its subsidiary Austar United Communications Limited. The press release, a copy of which is included as an exhibit hereto, was issued pursuant to Rule 135c under the Securities Act of 1933.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)     Exhibits

        99.1    Press Release dated June 15, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      UNITED INTERNATIONAL HOLDINGS, INC.



DATE: June 15, 1999                   By:  /s/ Valerie L. Cover
                                         ---------------------------------------
                                            Valerie L. Cover, Controller





                                       3